UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

Colgate-Palmolive Company

Employees Savings & Investment Plan

(Exact name of registrant as specified in its charter)

Delaware	001-00644	131815595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue

New York, New York 10022

(Address of principal executive offices and zip code)

(212) 310-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(Solely for the Colgate-Palmolive Company Employees Savings & Investment Plan)

This Form 8-K relates solely to the Colgate-Palmolive Employees Savings and Investment Plan (the “Plan”). As a result of its plans to join Ernst & Young Global Limited as a member firm later this year, Mitchell & Titus, LLP (“Mitchell & Titus”) resigned as the independent registered public accounting firm of the Plan on November 22, 2006. Mitchell & Titus has elected to resign to avoid any potential future conflict of interest in light of its plans to join Ernst & Young Global Limited. There have been no auditor independence issues with Mitchell & Titus to date and none of Mitchell & Titus’ reports on the Plan’s financial statements during its engagement, including the past two years, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The Plan has not yet engaged a new independent registered public accounting firm.

Mitchell & Titus was engaged as the independent registered public accounting firm of the Plan in May 2002 and, except for services rendered in connection with its audits of the financial statements of the Plan for the fiscal years ended December 31, 2002 through 2005, has not rendered any services to the Plan.

During its engagement, including the Plan’s two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Mitchell & Titus on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure which, if not resolved to the satisfaction of Mitchell & Titus, would have caused them to make reference to the subject matter in connection with their reports on the Plan’s financial statements for such years; and there were no reportable events, as defined in Item 304 (a) (1) (v) of Regulation S-K.

The Plan provided Mitchell & Titus with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this report on Form 8-K is a copy of Mitchell & Titus’ letter, dated November 28, 2006, stating its agreement with such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter dated November 28, 2006 from Mitchell & Titus, LLP to the Securities and Exchange Commission.

SIGNATURES

The Plan: Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY EMPLOYEES SAVINGS AND INVESTMENT PLAN (Name of Plan)

Date: November 28, 2006	/S/ STEPHEN C. PATRICK
Stephen C. Patrick Chief Financial Officer Colgate-Palmolive Company

Exhibit Index

Exhibit No.	Description

16.1	Letter dated November 28, 2006 from Mitchell & Titus, LLP to the Securities and Exchange Commission.